UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2020 (June 16, 2020)

Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973)
407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture and Senior Secured Second Lien Notes due 2025
On June 16, 2020, Realogy Group LLC, a Delaware limited liability company (the “Company”), together with Realogy
Co-Issuer
Corp., a Florida corporation and the Company’s wholly-owned subsidiary (the
“Co-Issuer”
and, together with the Company, the “Issuers”), issued $550 million aggregate principal amount of 7.625% Senior Secured Second Lien Notes due 2025 (the “Notes”), under an indenture, dated as of June 16, 2020 (the “Indenture”), among the Issuers, Realogy Holdings Corp., a Delaware corporation and indirect parent of the Company (“Holdings”), Realogy Intermediate Holdings LLC, a Delaware limited liability company and direct parent of the Company (“Intermediate”), the Note Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee for the Notes (in such capacity, the “Trustee”) and as collateral agent for the Notes (in such capacity, the “Collateral Agent”). The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to persons outside of the United States pursuant to Regulation S under the Securities Act.
The Company used the entire net proceeds from the offering, together with cash on hand, to redeem in full its outstanding 5.250% Senior Notes due 2021, and to pay related interest, premium, fees, and expenses (see Item 8.01 of this Current Report on Form 8-K for additional information).
The Notes are guaranteed on a senior secured second priority basis by Intermediate and the Note Guarantors. The Notes are also guaranteed on a senior subordinated and unsecured basis by Holdings.
The Notes are second priority secured obligations of the Company and will mature on June 15, 2025. The Notes bear interest at a rate of 7.625% per annum. Interest on the Notes will be payable semi-annually to holders of record at the close of business on June 1 or December 1 immediately preceding the interest payment date on June 15 and December 15 of each year, commencing December 15, 2020.
The following is a brief description of the terms of the Notes and the Indenture. The description of the Indenture is qualified in its entirety by reference to the full and complete terms of the Indenture which is attached hereto as Exhibit 4.1 and is incorporated herein by reference. As used herein, the term “Existing Notes” refers to the Company’s 9.375% Senior Notes due 2027 and 4.875% Senior Notes due 2023.
Ranking
The Notes and the guarantees (other than the guarantee by Holdings) are the Company’s, Intermediate’s and the Note Guarantors’ senior secured obligations and:
•
rank equally in right of payment to any of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the Notes;

•
rank senior in right of payment to the Company’s, Intermediate’s and the Note Guarantors’ future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the Notes;

•
are effectively junior to all of the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by a senior priority lien, including the Company’s first lien obligations under its senior secured credit facilities, to the extent of the value of the assets securing such debt;

•
are effectively senior to the Company’s, Intermediate’s and the Note Guarantors’ existing and future debt secured by liens junior to the liens securing the Notes to the extent of the value of the assets securing the Notes (after giving effect to any senior liens on the assets securing the Notes);

•
are effectively senior to the Company’s, Intermediate’s and the Note Guarantors’ existing and future unsecured debt obligations (including the Existing Notes) to the extent of the value of the assets securing the Notes; and

•	rank equally in right of payment with all of the Company’s, Intermediate’s and the Note Guarantors’ future debt secured by a lien of equal priority to the Notes.

The guarantees by Holdings are Holdings’ unsecured senior subordinated obligations, are equal in right of payment to all existing and future senior subordinated indebtedness of Holdings, including its guarantees of the Existing Notes, and are junior in right of payment to all future senior indebtedness of Holdings.

In addition, the Notes are structurally subordinated to all of the existing and future liabilities and obligations (including trade payables, but excluding intercompany liabilities) of each of the Company’s non-guarantor
subsidiaries.
Guarantees
The Notes are jointly and severally guaranteed on a senior secured second priority basis by certain of the Company’s existing and future U.S. direct or indirect restricted subsidiaries (other than Cartus Corporation, its subsidiaries and the
Co-Issuer)
that is a guarantor of its Existing Notes or under its senior secured credit facilities, or that incurs or guarantees certain other indebtedness in the future, subject to certain exceptions (the “Note Guarantors”), on a senior secured second priority basis by Intermediate and on an unsecured senior subordinated basis by Holdings.
Optional Redemption
On or after June 15, 2022, during the
12-month
period commencing on June 15 of the years set forth below, the Issuers may redeem all or a portion of the Notes at the following redemption prices, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Year	Redemption price
2022	103.813%
2023	101.906%
2024 and thereafter	100.000%

In addition, prior to June 15, 2022, the Issuers may redeem the Notes at their option, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).
Notwithstanding the foregoing, at any time and from time to time on or prior to June 15, 2022, the Issuers may redeem in the aggregate up to 40% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) with the net cash proceeds of one or more equity offerings (1) by the Company or (2) by any direct or indirect parent of the Company, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Company or used to purchase capital stock (other than disqualified stock) of the Company from it, at a redemption price (expressed as a percentage of the principal amount thereof) of 107.625%, plus accrued and unpaid interest to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date);
provided, however
, that at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) remains outstanding after each such redemption;
provided, further
, that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 30 nor more than 60 days’ notice mailed (or electronically transmitted) to each holder of Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture. Any such redemption or notice may, at the Issuers’ discretion, be subject to one or more conditions precedent, including completion of an equity offering or other corporate transaction.
Change of Control
Upon the occurrence of a Change of Control, as defined in the Indenture, the Issuers must offer to repurchase the Notes at 101% of the applicable principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

Covenants
The Indenture contains various covenants that limit the ability of Intermediate, the Company and the Company’s restricted subsidiaries to take certain actions, which covenants are subject to a number of important exceptions and qualifications. In addition, for so long as the Notes have an investment grade rating from both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing under the Indenture, the Company and its restricted subsidiaries will not be subject to certain of such covenants. These covenants include limitations on the Company’s and its restricted subsidiaries’ ability to (a) incur or guarantee additional indebtedness, or issue disqualified stock or preferred stock, (b) pay dividends or make distributions to its stockholders, (c) repurchase or redeem capital stock, (d) make investments or acquisitions, (e) incur restrictions on the ability of certain of its subsidiaries to pay dividends or to make other payments to the Company, (f) enter into transactions with affiliates, (g) create liens, (h) merge or consolidate with other companies or transfer all or substantially all of its assets, (i) transfer or sell assets, including capital stock of subsidiaries and (j) prepay, redeem or repurchase debt that is subordinated in right of payment to the Notes.
The covenants in the Indenture are substantially similar to the covenants in the indentures governing the Company’s 9.375% Senior Notes due 2027.
Events of Default
The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.
New Intercreditor Agreement
On June 16, 2020, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent under both of the Company’s senior secured credit facilities, the Collateral Agent, the Company, Intermediate and the Note Guarantors entered into an intercreditor agreement (the “New Intercreditor Agreement”).
The New Intercreditor Agreement governs and defines the relative rights and priorities of the secured parties in respect of and amongst: (1) the liens in the Company’s, Intermediate’s and the Note Guarantors’ assets securing the first lien obligations under the senior secured credit facilities; (2) the liens in the Company’s, Intermediate’s and the Note Guarantors’ assets securing the second lien obligations under the Indenture; and (3) any future first and second lien indebtedness, and certain other matters relating to the administration of such liens. The New Intercreditor Agreement provides that the liens securing the second lien obligations will be junior and subordinate to the liens securing the first lien obligations.
Pursuant to the New Intercreditor Agreement, the agent representing the holders of the first lien obligations under the senior secured credit facilities, acting at the direction of the holders of the first lien obligations under the senior secured credit facilities, generally controls all matters related to the common collateral, including the ability to cause the commencement of enforcement proceedings against such common collateral.
The description of the New Intercreditor Agreement is qualified in its entirety by reference to the full and complete terms of the New Intercreditor Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Collateral Agreement
On June 16, 2020, the Company, Intermediate, the Note Guarantors and the Collateral Agent entered into a Collateral Agreement relating to the Notes (the “Collateral Agreement”).
Pursuant to the Collateral Agreement, the Notes will be secured by a lien on substantially all of the assets of the Company, Intermediate and the Note Guarantors (with certain exceptions).
The description of the Collateral Agreement is qualified in its entirety by reference to the full and complete terms of the Collateral Agreement which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 is incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.
Item 8.01.	Other Events.

On June 9, 2020, the Company issued a notice of redemption with respect to all of its $550 million aggregate principal amount of outstanding 5.250% Senior Notes. The 5.250% Senior Notes will be redeemed on or about July 9, 2020 (the “Redemption Date”), at a redemption price of 101.313% plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Price”).
On June 16, 2020, the Company irrevocably deposited or caused to be deposited with The Bank of New York Mellon Trust Company, N.A., as trustee for the 5.250% Senior Notes, an amount sufficient to fully pay the Redemption Price on the Redemption Date.
As a result, the Issuers and the guarantors party to that certain indenture, dated as of November 21, 2014, among the Issuers, Holdings, the note guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee for the 5.250% Senior Notes (the “2021 Notes Indenture”), have been released from their respective obligations under the 2021 Notes Indenture pursuant to the satisfaction and discharge provisions thereunder.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Indenture, dated as of June 16, 2020, among Realogy Group LLC, as Issuer, Realogy Co-Issuer Corp., as Co-Issuer, Realogy Intermediate Holdings LLC, Realogy Holdings Corp., the Note Guarantors (as defined therein) and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, governing the 7.625% Senior Secured Second Lien Notes due 2025.

10.1
First Lien / Second Lien Intercreditor Agreement, dated as of June 16, 2020, among Realogy Group LLC, the other Grantors (as defined therein) party thereto, JPMorgan Chase Bank, N.A., as the Initial First Lien Priority Representative (as defined therein), The Bank of New York, Mellon Trust Company, N.A., as the Initial Second Lien Priority Representative (as defined therein), and the additional authorized representatives from time to time party thereto.

10.2
Collateral Agreement, dated as of June 16, 2020, among Realogy Intermediate Holdings Corp., Realogy Group LLC, each other Grantor identified therein and party thereto and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Chief Financial Officer and Treasurer

Date: June 16, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Name:	Charlotte C. Simonelli
Title:	Executive Vice President and Chief Financial Officer and Treasurer

Date: June 16, 2020